MASTERS’ SELECT FUNDS TRUST

Supplement Dated  April 2, 2008
to Prospectus of the Masters’ Select Funds
Dated April 30, 2007

Notice to Existing and Prospective Shareholders of Masters’ Select Equity Fund and Masters’ Select Focused Opportunities Fund:

Effective April 2, 2008, Frank Sands, Jr. and Michael Sramek of Sands Capital Management, LLC and Robert Turner, Christopher McHugh and William McVail of Turner Investment Partners, Inc. were added as portfolio managers to the Masters’ Select Equity Fund.

Effective April 2, 2008, Frank Sands, Jr. and Michael Sramek of Sands Capital Management, LLC were added as portfolio managers to the Masters’ Select Focused Opportunities Fund.

Effective April 2, 2008, TCW was removed as portfolio manager to Masters’ Select Equity Fund and Masters’ Select Focused Opportunities Fund.  All references in the Prospectus dated April 30, 2007 to TCW are hereby deleted.

The securities in the portions of the Equity Fund’s portfolio that were previously allocated to TCW will be liquidated in an orderly manner by Sands and Turner.  A portion of these securities may be retained by Sands and Turner in their respective portfolios, taking into consideration the market for the securities, potential tax consequences and other factors.

The securities in the portions of the Focused Opportunities Fund’s portfolio that were previously allocated to TCW will be liquidated in an orderly manner by Sands.  A portion of these securities may be retained by Sands, taking into consideration the market for the securities, potential tax consequences and other factors.

There are no changes resulting from the above-described management changes to the Base Advisory Fees, the Advisory Fees after Breakpoints, the Aggregate Annual Fee Rates the Advisor pays to Investment Managers or the Net Fees Retained by the Advisor after fee waivers and payments to Investment Managers as illustrated in the tables appearing on page 19 of the Prospectus.

The following information replaces the tables on page 5 of the Prospectus:

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC.  Litman/Gregory has ultimate responsibility for the investment performance of the Equity Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the Fund’s seven investment managers.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE

Christopher Davis/ Kenneth Feinberg	20%	Mostly large companies	Growth at a reasonable price
Davis Selected Advisers, L.P.
Bill D’Alonzo and Team	10%	All sizes, emphasis is on small and mid-sized companies	Growth
Friess Associates, LLC
Mason Hawkins Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Bill Miller Legg Mason Capital Management, Inc.	20%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Frank Sands, Jr./ Michael Sramek	10%	All sizes, but mostly large and mid-size companies	Growth
Sands Capital Management, LLC
Robert Turner/ Christopher McHugh/ William McVail	10%	All sizes, but mostly large and mid-size companies	Growth
Turner Investment Partners, Inc.
Dick Weiss	10%	All sizes, emphasis is on small and mid- sized companies	Growth at a reasonable price
Wells Capital Management, Inc.

The following information should be inserted into the section entitled “Masters’ Select Equity Fund Portfolio Managers” beginning on page 20 of the Prospectus:

Frank Sands, Jr., CFA
Michael Sramek CFA
Sands Capital Management
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Equity Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands is currently President and Director of Research at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Research Analyst at Sands Capital.  Sands Capital Management was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Frank Sands, Sr., the current Chief Executive Officer and Chief Investment Officer of Sands Capital, who entered the investment management industry as an analyst in 1969. In September 2008, Frank Sands, Sr. will step down as CIO and CEO, but will remain active in the investment process. Frank Sands, Jr. who has 14 years of investment experience, eight of which have been at Sands Capital, will assume the CIO and CEO roles. Besides Sands Sr. and Jr., the investment team is comprised of eight senior investment-team members, who are supported by eight research associates. The firm is independent and 100% employee owned.

Sands will manage approximately 10% of the assets of the Equity Fund.  Sands believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sands believes great investment ideas are rare, and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of Sands’ investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources. The investment team comprises ten generalists, each with expertise in certain sectors, who conduct the firm’s research.

Sands seeks to identify the potential leaders in attractive business spaces. To identify such companies, Sands evaluates six key factors. 1) Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. They generally want holdings to have at least 15% to 16% annualized growth. 2) Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers. 3) Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply said, they are looking for moats to protect the business franchise. 4) Clear mission and value-added focus. They examine management’s historical ability to execute business plans and evaluate customer feedback. They like to see an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices. 5) Financial strength. They prefer little or no debt, prudent use of leverage and rising levels of cash. They frequently expect to see increasing return on invested capital over the period of time they own a business. 6) Rational valuation relative to market and business prospects. While the team focuses their work on the business aspect of potential portfolio companies they do pay attention to valuation. When adding new companies to the portfolio they are willing to pay a rational price, often a perceived premium. Over time they tend to ignore short-term stock price movements and rarely if ever sell a company just on valuation alone.

To determine whether a company meets these criteria, one or more members of the investment team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the larger investment team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the investment team, the final investment decision is made.
.

Robert Turner, CFA
Christopher McHugh
William McVail, CFA
Turner Investment Partners
1205 Westlakes Drive
Suite 100
Berwyn, PA 19312

Bob Turner is the lead portfolio manager for the portion of the Equity Fund’s assets managed by Turner Investment Partners, Inc (“Turner Investments”). Turner has served as Chairman and Chief Investment Officer of Turner Investments since 1990. He is the lead portfolio manager for Turner Investments’ Large Cap Growth and Global Growth investment strategies and is a member of the analyst team that covers the technology and telecommunications sector. Christopher K. McHugh, also a co-founder, is a Director and Executive Vice President and also serves as a senior portfolio manager at Turner Investments. He is the lead portfolio manager for Turner Investments’ Midcap Growth and Concentrated Global Growth investment strategies and is a member of the analyst team that covers the technology and telecommunications sector. Bill McVail, CFA, is a senior portfolio manager and the lead manager of Turner’s Small Cap Growth strategy and is also the co-manager of their Concentrated Growth and  Micro Cap Growth strategies.  Prior to joining Turner in he was a portfolio manager with PNC Equity Advisors. Turner Investments was founded in 1990 by Bob Turner, Mark Turner, and Chris McHugh. It is 100% employee owned, and approximately 60% of employees are owners (as of December 31, 2007). On September 18, 2007 Turner filed for an initial public offering (IPO), in which Turner is planning to offer a minority equity interest (up to one third) in the firm to the public. Turner says the IPO will provide employees with financial incentives to remain at the firm, while enabling senior members to monetize some of their equity. Turner expects the offering to be completed on the NASDAQ by the end of the year. After the IPO, Bob Turner, Mark Turner and Chris McHugh, with guidance from three newly appointed independent directors, will continue in substantially the same roles in the new public company and plan on leading the firm for a long time to come.

Turner Investments will manage approximately 10% of the assets of the Equity Fund.  They take a team approach to investment management. Each member of the U.S. Growth Equity Investment Team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Some team members have additional responsibility as lead or back-up managers for Turner’s various equity strategies (e.g., small-cap growth, mid-cap growth, large-cap growth). Turner believes the best investment decisions result from informed collaboration between the senior portfolio manager and a team of experienced analysts. Analysts are expected to be experts in their sectors and portfolio managers are relied upon to implement Turner’s investment discipline for their particular strategy.

Turner’s investment philosophy is that earnings expectations drive stock prices. Turner wants to buy companies whose growth is accelerating faster than the market consensus expects, and tries to avoid companies whose growth is slowing. The firm applies the same investment process to all of its equity portfolios, which combines quantitative, fundamental, and technical analysis. Turner's proprietary quantitative model ranks companies by sector and market capitalization based on numerous factors that Turner has determined to have the best predictive value in terms of future performance. Turner’s portfolio managers and sector analysts focus on the screen's top-ranked companies (or companies moving up in the screen) in each sector for their fundamental research. Fundamental analysis centers on identifying companies with accelerating revenue and earnings growth, large potential market opportunity, and expanding margins, among other growth characteristics that will lead to better-than-expected earnings. This process can involve meeting with company management, talking to industry experts and competitors, and attending trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings. Once a stock is targeted for purchase (or sale in the case of a current holding), technical analysis is used to identify attractive entry (or exit) price points, although Turner may sell quickly if a company misses earnings. Valuations are not a critical element of the buy or sell decision.

A current holding becomes a candidate for sale based upon evaluation of Turner’s three elements of investment criteria: model ranking, fundamental analysis, and technical analysis. If any one of these three elements turns negative, Turner carefully evaluates the fundamentals. Sell candidates are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

The following information replaces the tables on pages 17 of the Prospectus:

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC.  Litman/Gregory has ultimate responsibility for the investment performance of the Focused Opportunities Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.  The following table provides a description of the Fund’s three investment managers.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE

Christopher Davis/ Kenneth Feinberg	33.33%	Mostly large companies	Growth at a reasonable price
Davis Selected Advisers, L.P.
Michael Embler and Peter Langerman	33.33%	All sizes and global	Value
Franklin Mutual Advisers, LLC
Frank Sands, Jr./ Michael Sramek	33.33%	All sizes, but mostly large and mid-sized companies	Growth
Sands Capital Management, LLC

The following information should be inserted into the section entitled “Masters’ Select Focused Opportunities Fund Portfolio Managers” beginning on page 34 of the Prospectus:

Frank Sands, Jr., CFA
Michael Sramek CFA
Sands Capital Management
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Equity Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands is currently President and Director of Research at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Research Analyst at Sands Capital.  Sands Capital Management was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Frank Sands, Sr., the current Chief Executive Officer and Chief Investment Officer of Sands Capital, who entered the investment management industry as an analyst in 1969. In September 2008, Frank Sands, Sr. will step down as CIO and CEO, but will remain active in the investment process. Frank Sands, Jr. who has 14 years of investment experience, eight of which have been at Sands Capital, will assume the CIO and CEO roles. Besides Sands Sr. and Jr., the investment team is comprised of eight senior investment-team members, who are supported by eight research associates. The firm is independent and 100% employee owned.

Sands will manage approximately one-third of the assets of the Focused Opportunities Fund.  Sands believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sands believes great investment ideas are rare, and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of Sands’ investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources. The investment team comprises ten generalists, each with expertise in certain sectors, who conduct the firm’s research.

Sands seeks to identify the potential leaders in attractive business spaces. To identify such companies, Sands evaluates six key factors. 1) Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. They generally want holdings to have at least 15% to 16% annualized growth. 2) Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers. 3) Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply said, they are looking for moats to protect the business franchise. 4) Clear mission and value-added focus. They examine management’s historical ability to execute business plans and evaluate customer feedback. They like to see an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices. 5) Financial strength. They prefer little or no debt, prudent use of leverage and rising levels of cash. They frequently expect to see increasing return on invested capital over the period of time they own a business. 6) Rational valuation relative to market and business prospects. While the team focuses their work on the business aspect of potential portfolio companies they do pay attention to valuation. When adding new companies to the portfolio they are willing to pay a rational price, often a perceived premium. Over time they tend to ignore short-term stock price movements and rarely if ever sell a company just on valuation alone.

To determine whether a company meets these criteria, one or more members of the investment team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the larger investment team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the investment team, the final investment decision is made.

Please keep this Supplement with your Prospectus.